Exhibit 10.9B

FILING RECEIPT        UNITED STATES DEPARTMENT OF COMMERCE
                      [SEA]         Patent and Trademark Office
                                    ASSISTANT SECRETARY AND COMMISSIONER
                                    OF PATENTS AND TRADEMARKS
                                    Washington, D.C.  20231


APPLICATION   FILING    GRP ART  FIL FEE   ATTORNEY     DRWGS   TOT CL   IND CL
NO.            DATE     UNIT     REC'D     DOCKET NO.
09/175,929    10/20/98  1755     $557.00   GINS002       0        31        4

JO KATHERINE D'AMBROSIO
PAYNE LUNDEAN D'AMBROSIO & ARISMENDI
1700 WEST LOOP SOUTH STE 1230
HOUSTON, TX 77027-3008

Receipt is acknowledged of this nonprovisional Patent Application. It will bee considered in its order and you will be notified as to the results of the examination. Be sure to provide the U.S. APPLICATION NUMBER, FILING DATE, NAME OF APPLICANT, and TITLE OF INVENTION when inquiring about this application. Fees transmitted by check or draft are subject to collection. Please verify the accuracy of the date presented on this receipt. If any error is noted on this Filing Receipt, please write to the Application Processing Division's Customer Correction Branch within 10 days of receipt. Please provide a copy of the Filing Receipt with the changes noted thereon.

Applicant(s):
                      MURRAY GINSBERG, PLANTATION, FL

FOREIGN FILING LICENSE GRANTED 11/03/98                       * SMALL ENTITY *
TITLE
BUILDING COMPOSITION AND METHOD FOR MAKING THE SAME

PRELIMINARY CLASS: 106




                                      RECEIVED NOV 9 1998

Word Mark                    GINSITE
Owner Name                   (APPLICANT) GINSITE MATERIALS, INC.
Owner Address                6781 West Sunrise Blvd. Plantation FLORIDA 33313
                             CORPORATION FLORIDA
Attorney of Record           RICHARD S ROSS
Serial Number                75-470271
Filing Date                  04/20/1998
Section 1(B) indicator       SECTION 1(B)
Mark Drawing Code            (1) TYPED DRAWING
Register                     PRINCIPAL
Type of Mark                 TRADEMARK
                             --------------------------------------------

International Class          019
Goods and Services           A COATING COMPOSITION FOR BUILDING MATERIALS

                   SROUFE, PAYNE, LUNDEEN & D'AMBROSIO, L.L.P.
                                Attorneys at Law
                        1700 WEST LOOP SOUTH, SUITE 1230
                            HOUSTON, TEXAS 77027-3008

ALTON W. PAYNE, Ph.D*                     INTELLECTUAL PROPERTY LAW
DANIEL N. LUNDEEN*
JO KATHERINE D'AMBROSIO                   TELEPHONE (713) 840-8008
MARK R. WISNER                            TELEFAX (713) 840-8088
        ------
DELMAR L. SROUFE*                         E-MAIL: Jokat@seine.com
MALCOLM H. SKOLNICK, Ph.D., J.D.          File No.: GINS002
          OF COUNSEL
              --------
*A PROFESSIONAL CORPORATION

                                       December 9, 1998

Murray Ginsberg
6718 W. Sunrise Blvd.
Plantation, FL 33313

Re: U.S. Patent Application No. 09/175,929, BUILDING COMPOSITION AND METHOD FOR MAKING THE SAME - Filing Receipt

Dear Murray:

        Enclosed is a copy of the official Filing Receipt which has been received in the captioned patent application. This receipt advises that the application was filed in the United States Patent and Trademark Office (PTO) on October 20, 1998 and assigned Serial No.: 09/175,929. This receipt also advises that a foreign license was granted on November 03, 1998.

        You should now begin marking advertisements, brochures and other literature pertaining to the invention covered in the claims of the application with the notation "Patent Pending" or "Patent Applied For." However, the application is maintained in secrecy by the PTO, and we do not recommend that you disclose the filing date, serial number and details of the application to anyone not under confidentiality obligations.

        Patent laws in the United States provide that a patent application originally filed here may be filed in foreign countries upon the earlier of one year after the date of the U.S. filing or upon receipt of a foreign filing license from the U.S. Patent and Trademark Office. Since the captioned case has received a foreign filing license, a decision on filing foreign counterpart applications can be made at any time. If changes have been made since the application was filed, we should consider the mater bow, especially if you are about to sell or otherwise publicly disclose the invention.

        The advantage to filing within one year is that you can claim the benefit of the filing date of the U.S. filing in many foreign countries, thereby avoiding intervening prior art. These priority rights extend only to counterpart applications filed within one year of filing the U.S. Patent application, in this case prior to October 20, 1999. Please let us know no later that about July 01, 1999 if you wish to make any foreign filings.

        In other countries, only the actual date of the foreign filing counts as the filing date. Some of these countries invalidate the application if the invention has been in public use before that foreign filing date.

        Filing foreign counterpart applications can be a lengthy process. If you are considering filing this application in any foreign countries, it would be advisable to consult us soon. It would be especially helpful if you could have a list of those countries when you call.

                                Very truly yours,


                                       /s/

                             Jo Katherine D'Ambrosio

JKD/lo
Enclosure

FILING RECEIPT        UNITED STATES DEPARTMENT OF COMMERCE
                      [SEA]         Patent and Trademark Office
                                    ASSISTANT SECRETARY AND COMMISSIONER
                                    OF PATENTS AND TRADEMARKS
                                    Washington, D.C.  20231


APPLICATION  FILING     GRP ART   FIL FEE    ATTORNEY     DRWGS  TOT CL  IND CL
NO.          DATE       UNIT      REC'D      DOCKET NO.
09/175,929   10/20/98   1755      $557.00    GINS002       0       31       4

JO KATHERINE D'AMBROSIO
PAYNE LUNDEAN D'AMBROSIO & ARISMENDI
1700 WEST LOOP SOUTH STE 1230
HOUSTON, TX 77027-3008

Receipt is acknowledged of this nonprovisional Patent Application. It will bee considered in its order and you will be notified as to the results of the examination. Be sure to provide the U.S. APPLICATION NUMBER, FILING DATE, NAME OF APPLICANT, and TITLE OF INVENTION when inquiring about this application. Fees transmitted by check or draft are subject to collection. Please verify the accuracy of the date presented on this receipt. If any error is noted on this Filing Receipt, please write to the Application Processing Division's Customer Correction Branch within 10 days of receipt. Please provide a copy of the Filing Receipt with the changes noted thereon.

Applicant(s):
                      MURRAY GINSBERG, PLANTATION, FL

FOREIGN FILING LICENSE GRANTED 11/03/98                    * SMALL ENTITY *
TITLE
BUILDING COMPOSITION AND METHOD FOR MAKING THE SAME

PRELIMINARY CLASS: 106





                               RECEIVED NOV 9 1998

                LICENSE FOR FOREIGN FILING UNDER Title 35, United
                            States Code, Section 184
               Title 37, Code of Federal Regulations, 5.11 & 5.15

                                     GRANTED

The applicant has been granted a license under 35 U.S.C. 184, if the phrase "FOREIGN FILING LICENSE GRANTED" followed by a date appears on the reverse side of this form. Such licenses are issued in all applications where the conditions for issuance of a license have been met, regardless of whether or not a license may be required as set forth in 37 CFR 5.15(a) unless an earlier license has been issued under 37 CFR 5.15(b). The license is subject to revocation upon written notification. The date indicated is the effective date of the license, unless an earlier license of similar scope has been granted under 37 CFR 5.13 or 5.14.
This license is to be retained by the licensee and may be used at any time on or after the effective date thereof unless it is revoked. This license is automatically transferred to any related application(s) filed under 37 CFR 1.62 which meets the provisions of 37 CFR 5.15(a). This license is not retroactive.

The grant of a license does not in any way lessens the responsibility of a licensee for the security of the subject matter as imposed by any Government contract or the provisions of existing laws relating to espionage and the national security or the export of technical data. Licensees should apprise themselves of current regulations, especially with respect to certain countries, of other agencies, particularly the Office of Defense Trade Controls, Department of State (with respect to Arms, Munitions and Implements of War (22 CFR Parts 121-128); the Office of Foreign Assets Control, Department of Treasury (31 CFR
Part 500+) and the Department of Energy.

                                   NOT GRANTED

No license under 35 U.S.C. 184 has been granted at this time, if the phrase "FOREIGN FILING LICENSE GRANTED" DOES NOT appear on the reverse side of this form. Applicant may still petition for a license under 37 CFR 5.12, if a license is desired before the expiration of 6 months from the filing date of the application. If 6 months has lapsed from the filing date of this application and the licensee has not received any indication of a secrecy order under 35 U.S.C. 181, the licensee may foreign file the application pursuant to 37 CFR 5.15(b).

                             Jo Katherine D'Ambrosio
                   Sroufe, Payne, Lundeen & D'Ambrosio, L.L.P.
                        1700 West Loop South, Suite 1230

Specializing in Patent                            Telephone (713) 840-8008
Trademark and Copyright Law                       Facsimile (713) 840-8088
                                                  E-Mail jokat@seine.com

                                                  File No. GINS001

                                       February 6, 1998

Murray Ginsberg
1901 N.E. Miami Court
Miami, Florida 33132-1027

Re: U.S. Patent Application No. 60/063 181, METHOD FOR PRODUCING A LIGHTWEIGHT, WATERPROOF COMPOSITION FOR BUILDING MATERIALS - Filing receipt

Dear mr. Ginsberg:

     Enclosed is a copy of the official Filing Receipt which has been received in the captioned patent application. This receipt advises that the application was filed in the United States Patent and trademark Office (PTO) on October 20, 1997 and assigned Serial No. 60.063,181. This receipt also advises that a foreign license was granted on January 30, 1998.

     You should now begin marketing advertisements, brochures and other literature pertaining to the invention covered in the claims of the application with the notation "Patent Pending" or "Patent Applied For." However, the application is maintained in secrecy by the PTO, and we do not recommend that you disclose the filing date, serial number and details of the application to anyone not under confidentiality obligations.

     Patent laws in the United States provide that a patent application originally filed here may be filed in foreign countries upon the earlier of one year after the date of the U.S. filing or upon receipt of a foreign filing license from the U.S. Patent and Trademark Office. Since the captioned case has received a foreign filing license, a decision on filing foreign counterpart applications can be made at any time. If changes have been made since the application was filed, we should consider the mater bow, especially if you are about to sell or otherwise publicly disclose the invention.

     The advantage to filing within one year is that you can claim the benefit of the filing date of the U.S. filing in many foreign countries, thereby avoiding intervening prior art. These priority rights extend only to counterpart applications filed within one year of filing the U.S. Patent application,in this case prior to October 20, 1999. Please let us know no later that about July 01, 1999 if you wish to make any foreign filings.

     In other countries, only the actual date of the foreign filing counts as the filing date. Some of these countries invalidate the application if the invention has been in public use before that foreign filing date.

     Filing foreign counterpart applications can be a lengthy process. If you are considering filing this application in any foreign countries, it would be advisable to consult us soon. It would be especially helpful if you could have a list of those countries when you call.

                                Very truly yours,


                                /s/ Jo Katherine D'Ambrosio
                                ----------------------------
                                  Jo Katherine D'Ambrosio

JKD/lo
Enclosure

FILING RECEIPT        UNITED STATES DEPARTMENT OF COMMERCE
                        [SEA] Patent and Trademark Office
                      ASSISTANT SECRETARY AND COMMISSIONER
                            OF PATENTS AND TRADEMARKS
                             Washington, D.C. 20231


APPLICATION  FILING DATE    FIL FEE REC'D     ATTORNEY               DRWGS
NUMBER                                        DOCKET NO.
60.063,181   10/20/97       $75.00            GINS001                0


JO KATHERINE D'AMBROSIO
SROUFE PAYNE & LUNDEEN
1700 WEST LOOP SOUTH
SUITE 1230
HOUSTON, TX 77027

Receipt  is  acknowledged  of this  Provisional  Application.  This  Provisional
Application will not be examined for patentability. Be sure to provide the PROVISIONAL APPLICATION NUMBER, FILING DATE, NAME OF APPLICANT, and TITLE OF INVENTION when inquiring about this application. Fees transmitted by check or draft are subject to collection. Please verify the accuracy of the date presented on this receipt. If an error is noted on this Filing Receipt, please write to the Box Provisional Application within 10 days of receipt. Please provide a copy of the Filing Receipt with the changes noted thereon. This Provisional Application will automatically be abandoned twelve (12) months after this filing date and will not be subject to revival to restore it to pending status beyond a date which is after twelve (12) months from its filing date.


Applicant(s):
                      MURRAY GINSBERG, MIAMI, FL

FOREIGN FILING LICENSE GRANTED 1/3O/98                        * SMALL ENTITY *
TITLE
METHOD FOR PRODUCING A LIGHTWEIGHT, WATERPROOF COMPOSITION FOR
BUILDING MATERIALS

                LICENSE FOR FOREIGN FILING UNDER Title 35, United
                            States Code, Section 184
               Title 37, Code of Federal Regulations, 5.11 & 5.15

                                     GRANTED

The applicant has been granted a license under 35 U.S.C. 184, if the phrase 'FOREIGN FILING LICENSE GRANTED" followed by a date appears on the reverse side of this form. Such licenses are issued in all applications where the conditions for issuance of a license have been met, regardless of whether or not a license may be required as set forth in 37 CFR 5.15(a) unless an earlier license has been issued under 37 CFR 5.15(b). The license is subject to revocation upon written notification. The date indicated is the effective date of the license, unless an earlier license of similar scope has been granted under 37 CFR 5.13 or 5.14.

This license is to be retained by the licensee and may be used at any time on or after the effective date thereof unless it is revoked. This license is automatically transferred to any related application(s) filed under 37 CFR 1.62 which meets the provisions of 37 CFR 5.15(a). This license is not retroactive.

The grant of a license does not in any way lessens the responsibility of a licensee for the security of the subject matter as imposed by any Government contract or the provisions of existing laws relating to espionage and the national security or the export of technical data. Licensees should apprise themselves of current regulations, especially with respect to certain countries, of other agencies, particularly the Office of Defense Trade Controls, Department of State (with respect to Arms, Munitions and Implements of War (22 CFR Parts 121-128); the Office of Foreign Assets Control, Department of Treasury (31 CFR
Part 500+) and the Department of Energy.

                                   NOT GRANTED

No license under 35 U.S.C. 184 has been granted at this time, if the phrase "FOREIGN FILING LICENSE GRANTED" DOES NOT appear on the reverse side of this form. Applicant may still petition for a license under 37 CFR 5.12, if a license is desired before the expiration of 6 months from the filing date of the application. If 6 months has lapsed from the filing date of this application and the licensee has not received any indication of a secrecy order under 35 U.S.C. 181, the licensee may foreign file the application pursuant to 37 CFR 5.15(b).

                                     ASSIGNMENT OF PATENT

THIS IS TO FORMALLY ASSIGN THAT CERTAIN PATENT PENDING DATED JULY 28, 1995 KNOWN BY ITS SERIAL NUMBER GINMPA0195 FROM MURRAY GINSBERG TO "GINSITE" MATERIALS, INC.


         /s/                  8/7            /s/ Murray Ginsberg
    ---------------           ----           -------------------
WITNESS:                     DATE:           ASSIGNOR: MURRAY GINSBERG


         /s/                                 /s/ Murray Ginsberg
    -------------             ---            ---------------------
WITNESS:                     DATE:           ACCEPTED BY:
                                                 ASSIGNEE GINSITE
                                                 MATERIALS, INC.
                                                 BY: MURRAY GINSBERG,
                                                 PRESIDENT/CEO

                              Assignment of Patent

This is to formally assign that certain Patent Pending dated July 28, 1995 known by its serial number GINMPA0195 from Progressive Technologies, Inc. (P.T.I.) To Murray Ginsberg.


         /s/                             /s/ Murray Ginsberg
-------------------   ----               -------------------
WITNESS:              DATE:         ASSIGNOR:
                                        Progressive Technology, Inc.
                                         Murray Ginsberg, President/CEO


        /s/                                /s/ Murray Ginsberg
------------------    ----                --------------------
WITNESS:              DATE:         ACCEPTED BY:
                                        ASSIGNEE:
                                        MURRAY GINSBERG